                                                                   EXHIBIT 10.12

                                 FIFTH AMENDMENT
                                       TO
           SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

      THIS FIFTH AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (the "Amendment") made and entered into as of the 30th day of June, 2004, by and among DIRECT GENERAL CORPORATION, a Tennessee corporation (the "Pledgor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for BANK ONE, NA (Main Office -- Chicago, Illinois), Baton Rouge, Louisiana ("Bank One"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank"), and for FIFTH THIRD BANK, N.A. (TENNESSEE), Franklin, Tennessee ("Fifth Third") (Agent, Hibernia, U. S. Bank, Regions, Carolina First and Bank One collectively, the "Original Banks") (the Original Banks, Fifth Third and National City Bank collectively, the "Banks" and individually, a "Bank").

                                Recitals of Fact

      Pursuant to that certain Seventh Amended and Restated Pledge and Security Agreement dated as of October 31, 2002 (the "Original Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended, referred to hereafter as the "Loan Agreement") to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Eighth Amended and Restated Guaranty Agreement dated October 31, 2002 (the "Eighth Guaranty").

      Pursuant to that certain First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003 (the "First Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Ninth Amended and Restated Guaranty Agreement dated March 31, 2003 (the "Ninth Guaranty").

      Pursuant to that certain Second Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of May 28, 2003 (the "Second Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Original Banks and National City Bank as security for all of Pledgor's obligations under the Tenth Amended and Restated Guaranty Agreement dated May 28, 2003 (the "Tenth Guaranty").

      Pursuant to that certain Third Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2003 (the "Third Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Banks as security for all of Pledgor's obligations under the Eleventh Amended and Restated Guaranty Agreement dated June 30, 2003 (the "Eleventh Guaranty").

      Pursuant to that certain Fourth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of November 26, 2003 (the "Fourth Amendment"; the Original Pledge Agreement, as amended, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment referred to hereinafter as the "Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock of the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Banks as security for all of Pledgor's obligations under the Twelfth Amended and Restated Guaranty Agreement dated November 26, 2003 (the "Twelfth Guaranty").

      Pledgor is entering into a Thirteenth Amended and Restated Guaranty Agreement of even date herewith (the "Thirteenth Guaranty"), which Thirteenth Guaranty replaces the Twelfth Guaranty.

      The Pledgor and the Banks now desire to modify certain terms of the Pledge Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

      1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      2. To induce the Banks to enter into this Amendment, the Pledgor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

            (a) All representations and warranties made by the Pledgor in the Loan Agreement, as amended, in the Pledge Agreement, as amended, in the Security Agreement, as amended, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

            (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

            (c) There are no existing offsets, defenses or counterclaims to the obligations of the Pledgor, as set forth in the Pledge Agreement, as amended, the Security Agreement, as amended, the Loan Agreement, as amended, or in any other Loan Document executed by the Borrower, in connection with the Loan.

            (d) The Pledgor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

            (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

      3. Section 2(a) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing under or pursuant to that certain Thirteenth Amended and Restated Guaranty Agreement (the "Guaranty Agreement") dated as of June 30, 2004, pursuant to which Pledgor has guaranteed the indebtednesses of Direct General Financial Services, Inc., a Tennessee corporation and Direct General Premium Finance Company, a Tennessee corporation (collectively, the "Borrower"), to FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, Fifth Third, National City Bank and Bank One, which indebtednesses are evidenced by (i) Borrower's promissory note dated as of June 30, 2004, to FTBNA in the maximum principal amount of Forty Million Dollars ($40,000,000.00); (ii) Borrower's promissory note dated as of June 30, 2004, to Hibernia in the maximum principal amount of Twenty Million Dollars ($20,000,000.00); (iii) Borrower's promissory note dated as of June 30, 2004, to U.S. Bank in the maximum principal amount of Thirty Million Dollars ($30,000,000.00); (iv) Borrower's promissory note dated as of June 30, 2004, to Regions in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00); (v) Borrower's promissory note dated as of June 30, 2004, to Carolina First in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); (vi) Borrower's promissory note dated as of June 30, 2004, to National City Bank in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00);
      (vii) Borrower's promissory note dated as of June 30, 2004, to Fifth Third in the maximum principal amount of Ten Million Dollars ($10,000,000.00); and (viii) Borrower's promissory note dated as of June 30, 2004, to Bank One in the maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00) [the eight (8) promissory notes herein described being collectively referred to as the "Notes," and FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, National City Bank, Fifth Third and Bank One being collectively referred to as the "Banks"]; and

      4. Section 2(b) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (b) the due performance and observance by the Pledgor of all of the Pledgor's covenants, agreements, duties, representations and obligations from time to time existing pursuant to this Agreement and that certain Eighth Amended and Restated Loan Agreement dated October 21, 2002, as amended by that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003, as amended by that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003, as amended by that certain Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003, as amended by that certain Fourth Amendment to Eighth Amended and Restated Loan Agreement dated on or about July 17, 2003, as amended by that certain Fifth Amendment to Eighth Amended and Restated Loan Agreement dated as of November 26, 2003, and as amended by that certain Sixth Amendment to Eighth Amended and Restated Loan

      Agreement dated as of June 30, 2004 (as amended, the "Loan Agreement"), among Pledgor, Borrower, Agent, the Banks and others; and in any other instrument which now or hereafter secures the Guaranty Agreement.

      5. All terms and provisions of the Pledge Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Pledge Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

      6. All references in all Loan Documents (including, but not limited to, the Pledge Agreement, the Security Agreement, and the Loan Agreement) to the "Pledge Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Pledge Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
  FIFTH AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

      IN WITNESS WHEREOF, the Pledgor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                           PLEDGOR:

                           DIRECT GENERAL CORPORATION, a Tennessee corporation

                           By: /s/ Barry D. Elkins
                               -------------------
                               Barry D. Elkins, SVP & CFO

                           BANKS:

                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                           By: /s/ Sam Jenkins
                               ---------------
                           Title: SVP

                           HIBERNIA NATIONAL BANK

                           By: /s/ Janet Olson Rack
                               --------------------
                           Title: Sr. Vice President

                           U. S. BANK NATIONAL ASSOCIATION

                           By: /s/ Brian Gallagher
                               -------------------
                           Title: Vice President

                           CAROLINA FIRST BANK

                           By: /s/ Charles D. Chamberlain
                               --------------------------
                           Title: Executive Vice President

                  [SIGNATURE PAGE CONTINUED]

                           BANK ONE, NA
                           (Main Office - Chicago, Illinois)

                           By: /s/ Robert D. Bond
                               ------------------
                           Title: First Vice President

                           REGIONS BANK

                           By: /s/ James Schmaltz
                               ------------------
                           Title: Vice President

                           NATIONAL CITY BANK OF KENTUCKY

                           By: /s/ Kevin C. Anderson
                               ---------------------
                           Title: SVP

                           FIFTH THIRD BANK, N.A. (TENNESSEE)

                           By: /s/ David Hicks
                               ---------------
                           Title: VP

                           AGENT:

                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                           By: /s/ Sam Jenkins
                               ---------------
                           Title: Senior Vice President

                                 SIXTH AMENDMENT
                                       TO
           SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

      THIS SIXTH AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (the "Amendment") made and entered into as of the _3rd___ day of December, 2004, by and among DIRECT GENERAL CORPORATION, a Tennessee corporation (the "Pledgor"), and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, whose address is 165 Madison Avenue, Memphis, Tennessee 38103, Attention: Metropolitan Division (in its agency capacity being herein referred to as "Agent," and in its individual capacity as "FTBNA"), as agent for itself, and for HIBERNIA NATIONAL BANK, Baton Rouge, Louisiana ("Hibernia"), and for U. S. BANK NATIONAL ASSOCIATION, St. Louis, Missouri ("U. S. Bank"), and for REGIONS BANK, Birmingham, Alabama ("Regions"), and for CAROLINA FIRST BANK, Greenville, South Carolina ("Carolina First"), and for JP MORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), Baton Rouge, Louisiana ("JPMorgan"), and for NATIONAL CITY BANK OF KENTUCKY, Louisville, Kentucky ("National City Bank"), and for FIFTH THIRD BANK, N.A. (TENNESSEE), Franklin, Tennessee ("Fifth Third") (Agent, Hibernia, U. S. Bank, Regions, Carolina First and JPMorgan collectively, the "Original Banks") (the Original Banks, Fifth Third and National City Bank collectively, the "Banks" and individually, a "Bank").

                                Recitals of Fact

      Pursuant to that certain Seventh Amended and Restated Pledge and Security Agreement dated as of October 31, 2002 (the "Original Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Eighth Amended and Restated Loan Agreement dated as of October 31, 2002, as amended, referred to hereafter as the "Loan Agreement") to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Eighth Amended and Restated Guaranty Agreement dated October 31, 2002 (the "Eighth Guaranty").

      Pursuant to that certain First Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of March 31, 2003 (the "First Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Original Banks as security for all of Pledgor's obligations under the Ninth Amended and Restated Guaranty Agreement dated March 31, 2003 (the "Ninth Guaranty").

      Pursuant to that certain Second Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of May 28, 2003 (the "Second Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Original Banks and National City Bank as security for all of Pledgor's obligations under the Tenth Amended and Restated Guaranty Agreement dated May 28, 2003 (the "Tenth Guaranty").

      Pursuant to that certain Third Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2003 (the "Third Amendment"), Pledgor pledged a second lien security interest in all of the stock in the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Banks as security for all of Pledgor's obligations under the Eleventh Amended and Restated Guaranty Agreement dated June 30, 2003 (the "Eleventh Guaranty").

      Pursuant to that certain Fourth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of November 26, 2003 (the "Fourth Amendment"), Pledgor pledged a second lien security interest in all of the stock of the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Banks as security for all of Pledgor's obligations under the Twelfth Amended and Restated Guaranty Agreement dated November 26, 2003 (the "Twelfth Guaranty").

      Pursuant to that certain Fifth Amendment to Seventh Amended and Restated Pledge and Security Agreement dated as of June 30, 2004 (the "Fifth Amendment"; the Original Pledge Agreement, as amended, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment referred to hereinafter as the "Pledge Agreement"), Pledgor pledged a second lien security interest in all of the stock of the Agency Subsidiaries and Affiliated Insurers (as those terms are defined in the Loan Agreement) to the Agent for the benefit of the Banks as security for all of the Pledgor's obligations under the Thirteenth Amended and Restated Guaranty Agreement dated June 30, 2004 (the "Thirteenth Guaranty").

      Pledgor is entering into a Fourteenth Amended and Restated Guaranty Agreement of even date herewith (the "Fourteenth Guaranty"), which Fourteenth Guaranty replaces the Thirteenth Guaranty.

      The Pledgor and the Banks now desire to modify certain terms of the Pledge Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

      1. All capitalized terms used and not defined herein shall have the meaning ascribed to them in the Loan Agreement.

      2. To induce the Banks to enter into this Amendment, the Pledgor does hereby absolutely and unconditionally, certify, represent and warrant to the Banks, and covenants and agrees with the Banks, that:

        (a) All representations and warranties made by the Pledgor in the Loan Agreement, as amended, in the Pledge Agreement, as amended, in the Security Agreement, as amended, and in all other loan documents (all of which are herein sometimes called the "Loan Documents"), are true, correct and complete in all material respects as of the date of this Amendment.

        (b) As of the date hereof and with the execution of this Amendment, there are no existing events, circumstances or conditions which constitute, or would, with the giving of notice, lapse of time, or both, constitute Events of Default.

        (c) There are no existing offsets, defenses or counterclaims to the obligations of the Pledgor, as set forth in the Pledge Agreement, as amended, the Security Agreement, as amended, the Loan Agreement, as amended, or in any other Loan Document executed by the Borrower, in connection with the Loan.

        (d) The Pledgor does not have any existing claim for damages against the Banks arising out of or related to the Loan; and, if and to the extent (if any) that the Borrower has or may have any such existing claim (whether known or unknown), the Borrower does hereby forever release and discharge, in all respects, the Banks with respect to such claim.

        (e) The Loan Documents, as amended by this Amendment, are valid, genuine, enforceable in accordance with their respective terms, and in full force and effect.

      3. The Banks hereby expressly acknowledge and agree that the security interest granted by Pledgor herein is a second lien security interest, subject to the prior first lien security interest granted by the Pledgor to the DGC Banks and related to the DGC Loan (as each term is defined in the Loan Agreement).

      4. Section 2(a) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing under or pursuant to that certain Fourteenth Amended and Restated Guaranty Agreement (the "Guaranty Agreement") dated as of December 3rd, 2004, pursuant to which Pledgor has guaranteed the indebtednesses of Direct General Financial Services, Inc., a Tennessee corporation and Direct General Premium Finance Company, a Tennessee corporation (collectively, the "Borrower"), to FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, Fifth Third, National City Bank and Bank One, which indebtednesses are evidenced by (i) Borrower's promissory note dated as of December 3rd, 2004, to FTBNA in the maximum principal amount of Thirty Million Dollars ($30,000,000.00); (ii) Borrower's promissory note dated as of June 30, 2004, to FTBNA in the maximum principal amount of Forty Million Dollars ($40,000,000.00); (ii) Borrower's promissory note dated as of June 30, 2004, to Hibernia in the maximum principal amount of Twenty Million Dollars ($20,000,000.00); (iii) Borrower's promissory note dated as of June 30, 2004, to U.S. Bank in the maximum principal amount of Thirty Million Dollars ($30,000,000.00); (iv) Borrower's promissory note dated as of June 30, 2004, to Regions in the maximum principal amount of Twenty-Five Million Dollars ($25,000,000.00);
      (v) Borrower's promissory note dated as of June 30, 2004, to Carolina First in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); (vi) Borrower's promissory note dated as of June 30, 2004, to National City Bank in the maximum principal amount of Fifteen Million Dollars ($15,000,000.00); (vii) Borrower's promissory note dated as of June 30, 2004, to Fifth Third in the maximum principal amount of Ten Million Dollars ($10,000,000.00); and (viii) Borrower's promissory note dated as of June 30, 2004, to Bank One (now JPMorgan) in the maximum principal amount of Thirty-Five Million Dollars ($35,000,000.00) [the nine
      (9) promissory notes herein described being collectively referred to as the "Notes," and FTBNA, Hibernia, U.S. Bank, Regions, Carolina First, National City Bank, Fifth Third and JPMorgan being collectively referred to as the "Banks"]; and

      5. Section 2(b) of the Pledge Agreement, is hereby deleted in its entirety and the following is inserted in lieu thereof:

            (b) the due performance and observance by the Pledgor of all of the Pledgor's covenants, agreements, duties, representations and obligations from time to time existing pursuant to this Agreement and that certain Eighth Amended and Restated Loan Agreement dated October 21, 2002, as amended by that certain First Amendment to Eighth Amended and Restated Loan Agreement dated as of March 31, 2003, as amended by that certain Second Amendment to Eighth Amended and Restated Loan Agreement dated as of May 28, 2003, as amended by that certain Third Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2003, as amended by that certain Fourth Amendment to Eighth Amended and Restated Loan Agreement dated on or about July 17, 2003, as amended by that certain Fifth Amendment to Eighth Amended and Restated Loan Agreement dated as of November 26, 2003, and as amended by that certain Sixth Amendment to Eighth Amended and Restated Loan Agreement dated as of June 30, 2004, as amended by that certain Seventh Amendment to Eighth Amended and Restated Loan Agreement dated as of December 3rd__, 2004 (as amended, the "Loan Agreement"), among Pledgor, Borrower, Agent, the Banks and others; and in any other instrument which now or hereafter secures the Guaranty Agreement.

      6. Exhibit "A" to the Pledge Agreement is hereby deleted in its entirety and the "Revised Exhibit 'A'" attached hereto is inserted in lieu thereof.

      7. All terms and provisions of the Pledge Agreement, as heretofore amended, which are inconsistent with the provisions of this Amendment are hereby modified and amended to conform hereto; and, as so modified and amended, the Pledge Agreement is hereby ratified, approved and confirmed. Except as otherwise may be expressly provided herein, this Amendment shall become effective as of the date set forth in the initial paragraph hereof.

      8. All references in all Loan Documents (including, but not limited to, the Pledge Agreement, the Security Agreement, and the Loan Agreement) to the "Pledge Agreement" shall, except as the context may otherwise require, be deemed to constitute references to the Pledge Agreement as amended hereby.

                        [SEPARATE SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
  SIXTH AMENDMENT TO SEVENTH AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

      IN WITNESS WHEREOF, the Pledgor, the Banks and the Agent have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

                           PLEDGOR:

                           DIRECT GENERAL CORPORATION, a Tennessee corporation

                           By: /s/ Barry D. Elkins
                               -------------------
                               Barry D. Elkins, SVP & CFO

                           BANKS:

                           FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                           By: /s/ Sam Jenkins
                               ---------------
                           Title: SVP

                           HIBERNIA NATIONAL BANK

                           By: /s/ Janet Olson Rack
                               --------------------
                           Title: Senior Vice President

                           U. S. BANK NATIONAL ASSOCIATION

                           By: /s/ Russell S. Rogers
                               ---------------------
                           Title: Vice President

                           CAROLINA FIRST BANK

                           By: /s/ Charles Chamberlain
                               -----------------------
                           Title: Executive Vice President

                        [SIGNATURE PAGE CONTINUED]

                     JPMORGAN CHASE BANK, N.A.
                     (successor by merger to Bank One, NA (Main Office Chicago))

                     By: /s/ Robert D. Bond
                         ------------------
                     Title: First Vice President

                     REGIONS BANK

                     By: /s/ Sam Prudhomme
                         ------------------
                     Title: Assistant Vice President

                     NATIONAL CITY BANK OF KENTUCKY

                     By: /s/ Kevin C. Anderson
                         ---------------------
                     Title: Sr.  Vice President

                     FIFTH THIRD BANK, N.A. (TENNESSEE)

                     By: /s/ David Hicks
                         ---------------
                     Title: VP

                     AGENT:

                     FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                     By: /s/ Sam Jenkins
                         ---------------
                     Title: SVP

                               Revised Exhibit "A"

                                 Pledged Shares

1. Sixteen thousand seven hundred ninety-four and one-half (16,794.5) shares of the common capital stock of DIRECT INSURANCE COMPANY, a Tennessee corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 87.

2. Six thousand (6,000) shares of the common capital stock of DIRECT GENERAL INSURANCE AGENCY, INC., a Tennessee corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION (f/k/a Direct Corporation), represented by Certificate No. 15.

3. One thousand (1,000) shares of the common capital stock of DIRECT GENERAL FINANCIAL SERVICES, INC., a Tennessee corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION (f/k/a Direct Corporation), represented by Certificate No. 1.

4. One hundred (100) shares of the common capital stock of DIRECT GENERAL INSURANCE AGENCY, INC., an Arkansas corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 1.

5. One hundred (100) shares of the common capital stock of DIRECT GENERAL INSURANCE AGENCY, INC., a Mississippi corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 1.

6. One hundred (100) shares of the common capital stock of DIRECT GENERAL INSURANCE AGENCY OF LOUISIANA, INC., a Louisiana corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 3.

7. One thousand (1,000) shares of the common capital stock of DIRECT GENERAL AGENCY OF KENTUCKY, INC., a Kentucky corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 1.

8. One thousand (1,000) shares of the common capital stock of DIRECT ADJUSTING COMPANY, INC., a Tennessee corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 1.

9. One thousand (1,000) shares of the common capital stock of DIRECT ADMINISTRATION, INC., a Tennessee corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 1.

10. One hundred eighty thousand (180,000) shares of the common capital stock of DIRECT GENERAL INSURANCE COMPANY, a South Carolina corporation (formerly a Tennessee corporation), registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 008.

11. Ten thousand (10,000) shares of the common capital stock of DIRECT GENERAL INSURANCE AGENCY, INC. (f/k/a Bright General Agency, Inc.), a Texas corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 86.

12. One thousand (1,000) shares of the common capital stock of DIRECT GENERAL CONSUMER PRODUCTS, INC., a Tennessee corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 1.

13. Five Thousand (5,000) shares of the common capital stock of DIRECT GENERAL PREMIUM FINANCE COMPANY, a Tennessee corporation, registered on the stock records of such corporation in the name of DIRECT GENERAL CORPORATION, represented by Certificate No. 1.